Fees Summary	Oct. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,166,666.20
Previously Paid Amount	0.00
Total Fee Amount	2,537.50
Total Offset Amount	0.00
Net Fee	$ 2,537.50